UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 26, 2012

Li-ion Motors Corp.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-33391	88-0490890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4894 Lone Mountain #168, Las Vegas NV	89130
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 940-9940

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.           Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

Reverse Stock Split

On December 13, 2011, our Board of Directors approved the filing with the Secretary of State of Nevada a Certificate of Change that effected a 1:5 reverse split in our outstanding common stock and a reduction of our authorized common stock in the same 1:5 ratio, from 300,000,000 shares authorized to 60,000,000 authorized shares, such action to be effective upon approval for trading purposes by the Financial Industry Regulatory Authority (FINRA).   This corporate action for the change in authorized and outstanding stock was permitted to be taken by the Company’s Board of Directors without stockholder approval under Nevada NRS 78.207.

The 1:5 reverse split with the concurrent reduction of our authorized common stock in the same ratio was approved by FINRA and effective for trading purposes on January 26, 2011.

Item 9.01.             Financial Statements and Exhibits

(d)	Exhibits.

3.1k	Certificate of Change, filed December 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LI-ION MOTORS CORP.

Dated: January 31, 2012	By:	/s/ Stacey Fling
Stacey Fling
Chief Financial Officer and Treasurer